TAURUS
                                 MUNINEW YORK
                                 HOLDINGS, INC.

                              STRATEGIC
                                      Performance

                                Annual Report
                                October 31, 1997

Taurus MuniNew York Holdings, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of Taurus MuniNew York Holdings, Inc. earned $0.818 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.58%, based on a month-end per share net asset value of $12.43. Over the same period, the total investment return on the Fund's Common Stock was +11.10%, based on a change in per share net asset value from $12.03 to $12.43, and assuming reinvestment of $0.807 per share income dividends and $0.031 per share capital gains distributions.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +8.82%, based on a change in per share net asset value from $11.77 to $12.43, and assuming reinvestment of $0.360 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.84%.

The Municipal Market Environment

Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy

During the 12 months ended October 31, 1997, we managed the Fund with the intention of seeking to sustain a generous level of tax-exempt income in addition to providing an attractive total return. We began the 12-month period optimistic that interest rates would decline in response to the historically attractive 6.75% yield on the US Treasury bond and the correspondingly high yields on municipal bonds. This optimism on interest rates proved correct as interest rates declined about 60 basis points from October 1996 to October 1997. While the overall trend in interest rates was down for the year, market volatility created a narrow trading range in which the Fund was invested.

Between October 1996 and December 1996, interest rates declined about 35 basis points in response to the belief that inflation was not a threat. At that time the Fund's aggressive posture, which we adopted when interest rates were higher, was scaled back to a more defensive posture because of our belief that interest rates had declined too rapidly relative to the prevailing economic conditions. This strategy proved correct as interest rates increased about 80 basis points from December 1996 to April 1997 on investors' belief that the economy was expanding at an excessive pace that would cause inflation and ultimately lead to an FRB tightening. At this point, with interest rates at 7.15% for long-term US Treasury bonds, we once again adopted a more aggressive posture because of the excessive backup in municipal yields and our belief that the FRB would not tighten monetary policy since inflation did not appear to be a threat. This strategy benefited Fund performance as interest rates ultimately declined about 100 basis points from April 1997 to the end of October 1997. This interest rate decline was the result of various circumstances, such as low inflation and the volatility created by the Asian stock market and currency crisis. As a result of our strategy, the Fund had a total return above the industry average of similar New York municipal bond funds.

Given our opinion that interest rates are not in danger of rising substantially--and that they probably will trade in a narrow range--we expect to concentrate on seeking to enhance tax-exempt income for our shareholders while trying to limit any net asset value volatility.

In Conclusion

We appreciate your ongoing interest in Taurus MuniNew York Holdings, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Arthur Zeikel

    Arthur Zeikel
    President

/s/ Vincent R. Giordano

    Vincent R. Giordano
    Senior Vice President

/s/ Roberto Roffo

    Roberto Roffo
    Vice President and Portfolio Manager

    December 5, 1997

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

THE BENEFITS AND RISKS OF LEVERAGING

Taurus MuniNew York Holdings, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PROXY RESULTS

Taurus MuniNew York Holdings, Inc. Common Stock shareholders voted on and approved the following proposals at a shareholders' meeting on November 20, 1997. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted   Shares Voted    Shares Voted
                                                                                      For          Against         Abstain
----------------------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the Agreement and Plan of
   Reorganization between the Fund and MuniYield
   New York Insured Fund II, Inc.                                                  3,466,754       159,971         250,681
----------------------------------------------------------------------------------------------------------------------------
Taurus MuniNew York Holdings, Inc. Preferred Stock shareholders voted on and approved the following proposals at a shareholders' meeting on November 20,
1997. The description of each proposal and number of shares voted are as follows:
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted   Shares Voted    Shares Voted
                                                                                      For          Against         Abstain
----------------------------------------------------------------------------------------------------------------------------
1. To consider and act upon a proposal to approve the Agreement and Plan of
   Reorganization between the Fund and MuniYield
   New York Insured Fund II, Inc.                                                    1,110            50              0
----------------------------------------------------------------------------------------------------------------------------

Shareholders of MuniYield New York Insured Fund II, Inc. also approved the proposed merger on November 20, 1997. MuniYield New York Insured Fund II, Inc. will be the fund surviving the merger, which is presently scheduled to take place on February 6, 1998.

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P        Moody's    Face                                                                                     Value
Ratings    Ratings   Amount                                   Issue                                          (Note 1a)
----------------------------------------------------------------------------------------------------------------------
New York--100.2%
----------------------------------------------------------------------------------------------------------------------
A        A2       $3,000   Allegany County, New York, IDA, Solid Waste Disposal Facility Revenue Bonds
                           (Atlantic Richfield Company), AMT, 6.625% due 9/01/2016                             $ 3,250
----------------------------------------------------------------------------------------------------------------------
A        A2        1,275   Battery Park City Authority, New York, Revenue Refunding Bonds, Junior Series A,
                           5.80% due 11/01/2022                                                                  1,309
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,600   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due 7/01/2013 (c)      1,765
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   Metropolitan Transportation Authority, New York Commuter Facilities Revenue Bonds,
                           Series B, 5.125% due 7/01/2024 (b)                                                    4,882
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Series A,
                           5.25% due 4/01/2026 (e)                                                               1,968
----------------------------------------------------------------------------------------------------------------------
BBB+     Baa1      3,000   Metropolitan Transportation Authority, New York, Transit Facilities Service Contract,
                           Refunding, Series 5, 7% due 7/01/2012                                                 3,270
----------------------------------------------------------------------------------------------------------------------
                           Municipal Assistance Corporation for City of Troy, New York, Series A (e):
AAA      Aaa       1,850     5% due 1/15/2016                                                                    1,802
AAA      Aaa       2,250     5% due 1/15/2022                                                                    2,164
----------------------------------------------------------------------------------------------------------------------
A1+      Aa2       3,700   New York City, New York, Health and Hospital Corporation, Health System Revenue Bonds,
                           VRDN, Series A, 3.60% due 2/15/2026 (a)                                               3,700
----------------------------------------------------------------------------------------------------------------------
NR*      Aaa         885   New York City, New York, IDA, Civic Facility Revenue Bonds (Anti-Defamation League
                           Foundation), Series A, 5.50% due 6/01/2022 (e)                                          892
----------------------------------------------------------------------------------------------------------------------
                           New York City, New York, IDA, Special Facility Revenue Bonds, AMT:
BBB-     Baa2      2,000     (1990 AMR/American Airlines Inc. Project), 7.75% due 7/01/2019                      2,101
A        A         2,220     RITR, Series 5, 7.895% due 1/01/2024 (f)                                            2,431
----------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance
                           Authority, Water and Sewer System Revenue Bonds:
A-       A2        3,375     RIB, 7.625% due 6/15/2025 (f)                                                       3,717
A-       A2        2,000     RITR, Series 21, 7.22% due 6/15/2029 (f)                                            2,110
AAA      Aaa       2,000     Series 1994-A, 7% due 6/15/2015 (c)                                                 2,189
A-       A2        1,290     Series A, 6.75% due 6/15/2017                                                       1,393
A-       A2        3,000     Series B, 5.75% due 6/15/2029                                                       3,076
----------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
AAA      Aaa       2,010     (Consolidated City University System), Series 1, 5.125% due 7/01/2027 (e)           1,958
A1+      VMIG1+      300     (Cornell University), VRDN, Series B, 3.60% due 7/01/2025 (a)                         300
BBB+     Baa1      3,500     (Department of Health), 5.50% due 7/01/2025                                         3,460
A-       Baa1      2,340     (Mental Health Services Facilities Improvement), Series B, 6% due 8/15/2016         2,516
A-       Baa1      2,370     (Mental Health Services Facilities Improvement), Series B, 5.375% due 2/15/2026     2,301
AAA      Aaa       1,105     (New School for Social Research), 5.75% due 7/01/2026 (e)                           1,144
A-       A3        1,500     Refunding (State University Educational Facilities), Series A, 5.50% due 5/15/2019  1,529
A-       A3        2,000     Refunding (State University Educational Facilities), Series A, 5.25% due 5/15/2021  1,968
BBB+     Baa1      1,000     (State University Athletic Facilities), 7.25% due 7/01/2021                         1,099
A-       A3        4,000     (State University Educational Facilities), 5.50% due 5/15/2026                      4,000
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Taurus MuniNew York Holdings, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
HFA      Housing Finance Agency
IDA      Industrial Development Revenue Bonds
M/F      Multi-Family
RIB      Residual Interest Bonds
RITR     Residual Interest Tax Receipts
VRDN     Variable Rate Demand Notes

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                             (in Thousands)

S&P        Moody's    Face                                                                                     Value
Ratings    Ratings   Amount                                   Issue                                          (Note 1a)
----------------------------------------------------------------------------------------------------------------------
New York (concluded)
----------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, Facilities Revenue Bonds:
AAA      Aaa      $2,000     (Con Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027 (e)                 $ 2,140
AAA      Aaa       1,000     RITR, Series 19, 8.22% due 8/15/2020 (f)                                            1,137
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,255   New York State Energy Research and Development Authority, Gas Facilities Revenue
                           Bonds (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (e)            1,372
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   New York State Environmental Facilities Corporation, Special Obligation, Revenue
                           Refunding Bonds (Riverbank State Park), 5.125% due 4/01/2022 (b)                      2,932
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,055   New York State, HFA, M/F Housing Revenue Bonds, AMT, Series A, 7.75%
                             due 11/01/2020 (b)                                                                  1,126
----------------------------------------------------------------------------------------------------------------------
                           New York State Local Government Assistance Corporation:
A+       Aaa       2,000     Series A, 6.875% due 4/01/2002 (g)                                                  2,246
A+       A3        1,380     Series B, 6.25% due 4/01/2021                                                       1,471
A+       A3        2,000     Series D, 5% due 4/01/2023                                                          1,874
A1+      VMIG1+    1,500     VRDN, Series D, 3.65% due 4/01/2025 (a)                                             1,500
----------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities Finance Agency Revenue Bonds:
BBB+     Baa       2,485     (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2017                  2,727
AAA      Aaa       2,000     Refunding (Mental Health Services), Series F, 5.25% due 2/15/2021 (d)               1,950
----------------------------------------------------------------------------------------------------------------------
                           New York State Mortgage Agency, Homeownership Revenue Bonds:
NR*      Aa2       3,270     AMT, Series 44, 7.50% due 4/01/2026                                                 3,559
NR*      Aa2       5,750     AMT, Series HH-3, 7.95% due 4/01/2022                                               6,065
NR*      Aa2       1,100     Series EE-2, 7.50% due 4/01/2016                                                    1,155
----------------------------------------------------------------------------------------------------------------------
NR*      Aaa       1,000   New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24, 7.47%
                           due 10/01/2028 (f)                                                                    1,026
----------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation Revenue Bonds (Correctional Capital
                             Facilities), Series 6:
BBB+     Baa1      5,000     5.375% due 1/01/2025                                                                4,850
AAA      Aaa       2,000     5.375% due 1/01/2025 (b)                                                            1,996
----------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Consolidated Bonds:
AA-      A1        3,000     71st Series, 6.50% due 1/15/2026                                                    3,188
AA-      A1        3,000     72nd Series, 7.35% due 10/01/2002 (g)                                               3,432
----------------------------------------------------------------------------------------------------------------------
BBB+     Baa1      4,000   Triborough Bridge and Tunnel Authority, New York (Convention Center Project),
                           Series E, 7.25% due 1/01/2010                                                         4,736
----------------------------------------------------------------------------------------------------------------------
A+       Aa        1,000   Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding
                           Bonds, Series B, 5% due 1/01/2020                                                       970
----------------------------------------------------------------------------------------------------------------------
Total Investments (Cost-- $107,052)-- 100.2%                                                                   113,746
Liabilities in Excess of Other Assets-- (0.2%)                                                                    (283)
                                                                                                              --------
Net Assets-- 100.0%                                                                                           $113,463
                                                                                                              ========
----------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(g)   Prerefunded.
*     Not Rated.
+     Highest short-term rating issued by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:              Investments, at value (identified cost--$107,052,201) (Note 1a) ..                          $113,746,412
                     Cash.............................................................                                113,676
                     Receivables:
                       Interest.......................................................           $ 1,751,822
                       Securities sold................................................                10,000        1,761,822
                                                                                                 -----------
                     Prepaid expenses and other assets................................                                  5,544
                                                                                                                 ------------
                     Total assets ....................................................                            115,627,454
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased...........................................             1,904,149
                       Dividends to shareholders (Note 1e)............................               123,895
                       Investment adviser (Note 2)....................................                50,824        2,078,868
                                                                                                 -----------
                     Accrued expenses and other liabilities...........................                                 86,042
                                                                                                                 ------------
                     Total liabilities ...............................................                              2,164,910
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets.......................................................                           $113,462,544
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (1,200 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference)                       $ 30,000,000
                       Common Stock, par value $.10 per share (6,714,921 shares issued
                       and outstanding)...............................................          $    671,492
                     Paid-in capital in excess of par.................................            73,695,014
                     Undistributed investment income--net.............................               902,866
                     Undistributed realized capital gains on investments--net.........             1,498,961
                     Unrealized appreciation on investments--net......................             6,694,211
                                                                                                 -----------
                     Total--Equivalent to $12.43 net asset value per share of
                     Common Stock (market price--$12.25)..............................                             83,462,544
                                                                                                                 ------------
                     Total capital....................................................                           $113,462,544
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------

                    *Auction Market Preferred Stock.
                     See Notes to Financial Statements.

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

Statement of Operations

                                                                                                                   For the
                                                                                                                  Year Ended
                                                                                                              October 31, 1997
------------------------------------------------------------------------------------------------------------------------------
   Investment Income    Interest and amortization of premium and discount earned.........                          $ 6,574,526
   (Note 1d):
------------------------------------------------------------------------------------------------------------------------------
   Expenses:            Investment advisory fees (Note 2)................................         $ 558,041
                        Professional fees................................................            80,696
                        Commission fees (Note 4).........................................            75,816
                        Accounting services (Note 2).....................................            51,052
                        Transfer agent fees..............................................            43,670
                        Printing and shareholder reports.................................            26,350
                        Directors' fees and expenses.....................................            19,462
                        Listing fees.....................................................            16,420
                        Custodian fees...................................................            10,903
                        Pricing fees.....................................................             5,964
                        Other............................................................            13,463
                                                                                                  ---------
                        Total expenses ..................................................                              901,837
                                                                                                                   -----------
                        Investment income--net...........................................                            5,672,689
                                                                                                                   -----------
------------------------------------------------------------------------------------------------------------------------------
Realized &              Realized gain on investments--net ...............................                            1,940,283
Unrealized Gain on      Change in unrealized appreciation on investments--net ...........                            1,808,244
Investments--Net                                                                                                   -----------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations ............                          $ 9,421,216
                                                                                                                   ===========
------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                           For the Year Ended October 31,
                                                                                           ------------------------------
Increase (Decrease) in Net Assets:                                                               1997            1996
-------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .............................................  $   5,672,689   $   5,683,601
                     Realized gain on investments--net ..................................      1,940,283       1,475,289
                     Change in unrealized appreciation/depreciation on investments--net .      1,808,244      (1,066,500)
                                                                                           -------------   -------------
                     Net increase in net assets resulting from operations ...............      9,421,216       6,092,390
                                                                                           -------------   -------------
-------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock .....................................................     (4,755,843)     (4,660,309)
Shareholders           Preferred Stock ..................................................       (832,692)       (980,749)
(Note 1e):           Realized gain on investments--net:
                       Common Stock .....................................................       (873,551)       (566,101)
                       Preferred Stock ..................................................       (265,356)       (134,351)
                                                                                           -------------   -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ....................................................     (6,727,442)     (6,341,510)
                                                                                           -------------   -------------
-------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ............................      2,693,774        (249,120)
                     Beginning of year ..................................................    110,768,770     111,017,890
                                                                                           -------------   -------------
                     End of year* .......................................................  $ 113,462,544   $ 110,768,770
                                                                                           =============   =============
-------------------------------------------------------------------------------------------------------------------------
                     * Undistributed investment income==net (Note 1f) ...................  $     902,866   $     809,447
                                                                                           =============   =============
-------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

   The following per share data and ratios have been derived
   from information provided in the financial statements.                              For the Year Ended October 31,
                                                                       -------------------------------------------------------------
   Increase (Decrease) in Net Asset Value:                                 1997        1996        1995       1994          1993
------------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .............. $   12.03   $   12.07    $  11.18   $   13.23    $     11.95
Operating                                                              ---------   ---------    --------   ---------    -----------
Performance:         Investment income--net ..........................       .84         .85         .88         .91            .99
                     Realized and unrealized gain (loss) on
                      investments--net ...............................       .56         .05         .95       (1.76)          1.28
                                                                       ---------   ---------    --------   ---------    -----------
                     Total from investment operations ...............       1.40         .90        1.83        (.85)          2.27
                                                                       ---------   ---------    --------   ---------    -----------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ......................        (.71)       (.69)       (.71)       (.78)          (.88)
                       Realized gain on investments--net ............       (.13)       (.08)       (.05)       (.28)          --
                                                                       ---------   ---------    --------   ---------    -----------
                     Total dividends and distributions to Common
                     Stock shareholders .............................       (.84)       (.77)       (.76)      (1.06)          (.88)
                                                                       ---------   ---------    --------   ---------    -----------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred Stock
                       shareholders:
                         Investment income--net .....................       (.12)       (.15)       (.17)       (.10)          (.11)
                         Realized gain on investments--net ..........       (.04)       (.02)       (.01)       (.04)          --
                                                                       ---------   ---------    --------   ---------    -----------
                     Total effect of Preferred Stock activity .......       (.16)       (.17)       (.18)       (.14)          (.11)
                                                                       ---------   ---------    --------   ---------    -----------
                     Net asset value, end of year ...................  $   12.43   $   12.03    $  12.07   $   11.18    $     13.23
                                                                       =========   =========    ========   =========    ===========
                     Market price per share, end of year ............  $   12.25   $  10.875    $  10.75   $   9.875    $     14.25
                                                                       =========   =========    ========   =========    ===========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................     21.12%       8.54%      16.98%     (24.38%)        19.63%
Return:*                                                               =========   =========    ========   =========    ===========
                     Based on net asset value per share .............     11.10%       6.94%      16.01%      (7.78%)        18.50%
                                                                       =========   =========    ========   =========    ===========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................       .81%        .82%        .83%        .80%           .86%
Net Assets:**                                                          =========   =========    ========   =========    ===========
                     Investment income==net .........................      5.08%       5.15%       5.54%       5.40%          5.82%
                                                                       =========   =========    ========   =========    ===========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end
Data:                of year (in thousands) .........................  $  83,463   $  80,769    $ 81,018   $  75,075    $    87,553
                                                                       =========   =========    ========   =========    ===========
                     Preferred Stock outstanding, end of year
                     (in thousands) .................................  $  30,000   $  30,000    $ 30,000   $  30,000    $    30,000
                                                                       =========   =========    ========   =========    ===========
                     Portfolio turnover .............................    123.02%     193.24%     165.22%      65.74%         34.31%
                                                                       =========   =========    ========   =========    ===========
------------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ......................  $   3,782   $   3,692    $  3,701   $   3,503    $     3,916
                                                                       =========   =========    ========   =========    ===========
------------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Investment income==net .........................  $     694   $     817    $    949   $     573    $       626
On Preferred Stock                                                     =========   =========    ========   =========    ===========
Outstanding:+
------------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

      See Notes to Financial Statements.

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Taurus MuniNew York Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter market and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including valuations furnished by a pricing service retained by the Fund which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $9,265 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $127,869,417 and $132,122,578, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

   ----------------------------------------------------------------
                                          Realized       Unrealized
                                        Gains (Losses)     Gains
   ----------------------------------------------------------------
   Long-term investments......           $2,177,468      $6,694,211
   Financial futures contracts             (237,185)             --
                                         ----------      ----------
   Total......................           $1,940,283      $6,694,211
                                         ==========      ==========
   ----------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $6,647,294, of which $6,650,565 related to appreciated securities and $3,271 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $107,099,118.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 5.65%.

As of October 31, 1997, there were 1,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $55,403 as commissions.

5. Reorganization Plan:

On November 20, 1997, the shareholders approved a plan of reorganization whereby MuniYield New York Insured Fund II, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield New York Insured Fund II, Inc. MuniYield New York Insured Fund II, Inc. is a registered, non-diversified, closed-end management investment company. Both entities have a similar investment objective and are managed by FAM.

6. Subsequent Event:

On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069396 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.

Taurus MuniNew York Holdings, Inc.                              October 31, 1997

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Taurus MuniNew York Holdings, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Taurus MuniNew York Holdings, Inc., including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Taurus MuniNew York Holdings, Inc., at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                              /s/ Ernst & Young LLP

Princeton, New Jersey
November 26, 1997

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Taurus MuniNew York Holdings, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following summarizes the per share capital gain distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                     Payable        Short-Term       Long-Term
                                      Date         Capital Gains   Capital Gains
--------------------------------------------------------------------------------
Common Stock Shareholders        12/30/96           $  .099163       $  .030928
--------------------------------------------------------------------------------
Preferred Stock Shareholders     11/27/96           $48.24           $15.05
                                 12/26/96           $67.25           $20.97
                                 10/29/97           $38.45           $31.17
--------------------------------------------------------------------------------
Please retain this information for your records.

Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
110 Washington Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MNY

This report, including the financial information herein, is transmitted to the shareholders of Taurus MuniNew York Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

Taurus MuniNew York Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #11075-10/97

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